INDEPENDENT AUDITORS' CONSENT


  Board of Directors and Shareholders
  MYR Group Inc.


  We consent to the incorporation by reference in Registration Statement Nos. 33-31305, 33-36557, 33-53628, 33-76722 and 333-41065 of MYR Group
  Inc. on Form S-8 of our report dated March 17, 1999, with respects to the consolidated financial statements of MYR Group Inc. included in the Annual Report Form 10-K for the year ended December 31, 1998.





  ERNST & YOUNG LLP
  Chicago, Illinois
  March 17, 1999




                                                           Exhibit  23


  INDEPENDENT AUDITORS' CONSENT



  Board of Directors and Shareholders
  MYR Group Inc.


  We consent to the incorporation by reference in Registration Statement Nos. 33-31305, 33-36557, 33-53628, 33-76722 and 333-41065 of MYR Group
  Inc. on Form S-8 of our report dated March 18, 1998, appearing  in Exhibit
  99.1 in the Annual Report on Form 10-K of MYR Group Inc. for the year ended December 31, 1998.





  Deloitte & Touche LLP
  Chicago, Illinois
  March 17, 1999




                                                           Exhibit 23